THIS PROMISSORY NOTE IS SUBJECT TO CERTAIN RESTRICTIONS ON ITS TRANSFERABILITY AS SET FORTH IN PARAGRAPH 7 OF A LOAN AGREEMENT EXECUTED BY MAKER AND HOLDER AS OF THE DATE HEREOF.


                                 PROMISSORY NOTE


$300,000.00                                                Hartford, Connecticut
                                                           August 2, 1990

         FOR VALUE RECEIVED, AUTOMATED LIGHT TECHNOLOGIES, INC., a Delaware corporation having a principal office and place of business located at 176 Bolton Road in the Town of Vernon, County of Tolland and State of Connecticut, (the "Maker"), promises to pay to the order of CONNECTICUT INNOVATIONS INCORPORATED, a corporation constituted a quasi-public instrumentality of the State of Connecticut ("Holder"), at 845 Brook Street in the Town of Rocky Hill, County of Hartford and State of Connecticut or at such other place as Holder hereof may designate in writing, the principal sum of THREE HUNDRED THOUSAND AND NO/100 DOLLARS ($300,000.00), together with interest thereon in arrears from the date hereof at the rate of eight and one-half per centum (8.5%) per annum. Said principal and interest shall be due and payable as follows, viz:

         Upon the execution of this Note, interest from the 2nd day of August, 1990 to and including August 31 ,1990 shall be due and payable; thereafter Maker shall make payments to interest in the amount of TWO THOUSAND ONE HUNDRED TWENTY-FIVE AND NO/100 DOLLARS ($2,125.00) on the first day of October, 1990 and a like sum on the first day of each month thereafter to and including March 1, 1991; thereafter Maker shall make payments to principal and interest in the amount of FIVE THOUSAND SEVEN HUNDRED SIX AND 23/100 DOLLARS ($5,702.23) on the first day of April, 1991, and a like sum on the first day of each and every month thereafter until the entire said principal sum, with interest, has been fully paid, except that if not sooner paid, the final payment of principal and interest in the amount of FIVE THOUSAND SEVEN HUNDRED SIX AND 41/100 DOLLARS ($5,706.41) shall be due and payable on September 1, 1996. Each installment shall be applied first to the payment of interest on the unpaid principal of this Note and the balance on the account of the principal of this Note.

         Maker agrees to pay all taxes, other than income taxes, or duties levied or assessed upon said sum against Holder or other owner of this Note, the debt evidenced hereby or the collateral securing the same (the "Collateral") and to pay all costs, expenses, and attorneys' reasonable fees incurred by Holder in any proceeding for the collection of the debt evidenced hereby or in any action to enforce its rights in premises granted under a

Security Agreement and Collateral Assignment and Security Agreement (the "Security Agreements") upon the happening of a default as provided for in the Security Agreements or in protecting or sustaining the lien of the Security Agreements or in any litigation or controversy arising from or connected with this Note or the Security Agreements.

         There shall be an event of default: (i) if the Maker defaults in making any payment of principal or interest on this Note for fifteen (15) days or in making any payment of taxes or any municipal assessment, any insurance premiums or any lien or charge upon any property by which this Note is secured as the same become due, or (ii) if Maker fails to perform any covenant contained in the Loan Agreement or the Security Agreements or if the Maker defaults under this Note, the Loan Agreement or the Security Agreements or any other document signed by Maker in connection therewith and the same is not cured within fifteen (15) days of its occurrence, or (iii) if an order for relief is sought by or against Maker under the Federal Bankruptcy Code or acts amendatory thereof or supplemental thereto or under any other statute either of the United States or any state in connection with insolvency or reorganization or upon the appointment of a receiver or trustee of all or a portion of Maker's property and any such order for relief, receiver or trustee is not withdrawn, dismissed, discharged, or removed within sixty (60) days, or (iv) if an assignment of Maker's property is made for the benefit of creditors, or (v) if Maker abandons any Collateral securing this Note not otherwise permitted in the Security Agreements, or (vi) if Maker declares in writing its inability to pay debts as they come due, or (vii) if Maker liquidates or dissolves or is liquidated or dissolved, or (viii) if the Collateral securing this Note is damaged in any manner and is not covered by insurance as required by the Security Agreements, or (ix) it the United States of America, the State of Connecticut or any agency or subdivision thereof imposes a tax, levy, or assessment on or concerning this Note, which Maker is obligated to pay and cannot lawfully or does not pay when due, or (x) if title to any position or all of the Collateral securing this Note becomes vested in a party other than Maker hereof or is encumbered by financing without Holder's prior written consent not otherwise permitted in the Security Agreements or (xi) if Maker relocates its principal place of business outside of the State of Connecticut, or (xii) if Maker relocates its principal place of business within the State of Connecticut without first obtaining the written consent of Holder.

         Upon the occurrence of an event of default, the entire principal sum with accrued interest thereon due under this Note shall at the option of Holder become due and payable. No failure to exercise such option shall be deemed a waiver on the part of Holder of any right accruing thereafter. In addition, in the event Hiker becomes a wholly owned subsidiary of another entity or all or substantially all of its assets are purchased by another entity or Maker relocates its principal place of business outside of the State of Connecticut, then the entire principal sum with accrued interest thereon due-under this Note shall at the option of Holder become due and payable.

         Holder may collect a "late charge" not to exceed an amount equal to five percent (5%) of any installment of interest or principal or both which is not paid within ten (10) days of the date on which said payment i8 due. Late charges shall be separately charged to and collected from Maker and shall be due upon demand by Holder.

         Maker shall have the right to prepay this Note in whole or in part without premium or penalty upon any scheduled payment date.

         Maker of this Note and all others whom may become liable for all or any part of this obligation do hereby waive demand, presentment for payment, protest, notice of protest and notice of non-payment of this Note and do hereby consent to any number of renewals or extensions of the time of payment hereof and agree that any such renewals or extensions may be made without notice to any of said parties and without affecting their liability herein and further consent to the release of any part or parts or all of the security for the payment hereof and to the release of any party or parties liable hereon, all without affecting the liability of the other persons, firms or corporations liable for the payment of this Note.

         Upon the occurrence of an event of a default, at the option of the Holder, the Holder may pay insurance premiums, taxes and assessments and any and all other expenses which may be reasonable or necessary to protect the Collateral securing this Note or to protect or sustain the lien of the Security Agreements. Any such payment made by the Holder hereof pursuant to said option shall be added to the principal balance due hereunder and shall bear interest from the date of payment by Holder or shall be payable on demand with interest from the date of payment by Holder.

         Maker agrees that al 1 expenditures incurred by Holder under this Note or the Security Agreements other than principal, and the principal of this Note after maturity or acceleration or upon an event of default or after a judgment hereon, shall bear interest at the rate of twelve percent (12%) per annum from the date of demand, acceleration, default or judgment as applicable.

         TO INDUCE HOLDER TO ENTER INTO THE COMMERCIAL LOAN TRANSACTION EVIDENCED BY THIS NOTE, THE LOAN AGREEMENT AND THE SECURITY AGREEMENTS, THE MAKER HEREOF AGREES THAT THE SAID TRANSACTION IS A COMMERCIAL AND NOT A CONSUMER TRANSACTION AND WAIVES THE RIGHT TO NOTICE OF AND A HEARING ON THE RIGHT OF HOLDER UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES OR OTHER STATUTE OR STATUTES AFFECTING PREJUDGMENT REMEDIES AND

AUTHORIZES HOLDER'S ATTORNEY TO ISSUE A WRIT FOR PREJUDGMENT REMEDY WITHOUT COURT ORDER, PROVIDED THE COMPLAINT SHALL SET FORTH A COPY OF THE WAIVER.

         "Holder", as used herein, Shall include any holder or holders hereof.

         This Note shall be governed by and construed in accordance with the laws of the State of Connecticut.

                                            AUTOMATED LIGHT TECHNOLOGIES, INC.


                                            By /s/ MOHD A. ASLAMI
                                              -----------------------
                                              MOHD A. ASLAMI
                                              Its President
                                              Duly Authorized

This Note is secured by a Security Agreement and a Collateral Assignment and Security Agreement, each of even date herewith.